UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 25, 2022

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 26, 2022, First Citizens BancShares, Inc. (“BancShares”) announced its results of operations for the quarter ended December 31, 2021. A copy of BancShares’ press release containing this information is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On January 25, 2022, the Board of Directors of BancShares (the “Board”) adopted, effective January 1, 2022, an amended and restated First-Citizens Bank & Trust Company Long-Term Incentive Plan (the “Amended LTIP”). The Amended LTIP amends and restates in its entirety the prior Amended and Restated Long-Term Incentive Plan, as approved by the Board on October 29, 2019 (the “Prior Plan”).

The Amended LTIP amends the Prior Plan to:

•
redefine the population of employees eligible to be participants under the Amended LTIP to include employees of First-Citizens Bank & Trust Company (“FCB”), BancShares’ wholly owned subsidiary, and its affiliates in roles that are deemed to be at the “Executive” Career Level, as that term is defined in FCB’s Career Framework; and

•	increase the maximum amount of awards that may be paid under the Amended LTIP to any one participant in any one fiscal year to $10,000,000.

The foregoing description of the Amended LTIP and its changes does not purport to be complete and is qualified in its entirety by the full text of the Amended LTIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2022, the Company filed Certificates of Correction to its Certificates of Designation filed with the Secretary of State of the State of Delaware on January 3, 2022 (the “Certificates of Designation”). The Certificates of Correction list the correct initial dividend commencement date of December 15, 2022, rather than the original issue date as stated in the Certificates of Designation.

The foregoing descriptions of the Certificates of Correction are qualified in their entirety by the full text of the Certificates of Correction for the Series B Preferred Stock and Series C Preferred Stock, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2022 at 9:00 a.m. Eastern Time, BancShares intends to hold a conference call to discuss its financial results for the quarter ended December 31, 2021. Additional investor presentation materials related to such call are furnished hereto as Exhibit 99.2 and are, along with the press release, incorporated herein by reference.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit accompanies this Report.

Exhibit No.	Description

3.1	Certificate of Correction to Certificate of Designation of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, filed January 25, 2022

3.2	Certificate of Correction to Certificate of Designation of 5.625% Non-Cumulative Perpetual Preferred Stock, Series C, filed January 25, 2022

10.1	Long-Term Incentive Plan, as amended and restated by the Board of Directors on January 25, 2022

99.1	Press Release, dated January 26, 2022

99.2	Investor Presentation dated January 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosures About Forward-Looking Statements

This Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, and market conditions, the impacts of the global COVID-19 pandemic on BancShares’ business, and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the failure to realize the anticipated benefits of BancShares’ previously announced acquisition transaction(s), including the recently-completed transaction with CIT, which acquisition risks include (1) disruption from the transaction, or recently completed mergers, with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transaction may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transaction, (4) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized, and (5) difficulties experienced in the integration of the businesses. Except to the extent required by applicable law or regulation, BancShares disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”), and in CIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended on Form 10-K/A, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	January 26, 2022	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer